UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

__________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2025 (July 28, 2025)

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Volcon, Inc.

(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-40867	84-4882689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3121 Eagles Nest Street, Suite 120

Round Rock, TX 78665

(Address of principal executive offices and zip code)

(512) 400-4271

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	VLCN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 28, 2025, Volcon, Inc, (the “Company”) amended its Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a change of the Company’s name from “Volcon, Inc.” to “Empery Digital Inc.” (the “Name Change”), effective as of 11:59 P.M., Eastern Time on July 30, 2025.

The board of directors of the Company (the “Board”) approved the Name Change pursuant to Section 242 of the General Corporation Law of the State of Delaware on July 24, 2025. Approval of the Company's stockholders was not required to effectuate the Name Change, the Name Change does not affect the rights of the Company’s stockholders, and there were no other changes to the Certificate of Incorporation. A copy of the amendment to the Certificate of Incorporation filed with the Secretary of State of the State of Delaware to effect the Name Change is attached hereto as Exhibit 3.1 and incorporated herein by reference.

In connection with the Name Change, the Board also approved an amendment and restatement of the Company’s Second Amended and Restated Bylaws solely to reflect the Name Change (as amended and restated, the “Third Amended and Restated Bylaws”), effective as of July 30, 2025. A copy of the Third Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Following the Name Change, the Company’s common stock, par value $0.00001 (the “Common Stock”) will continue to be listed on The Nasdaq Capital Market under the new ticker symbol “EMPD”. Trading of the Common Stock under the new name is expected to commence on July 31, 2025. The CUSIP number for the Common Stock will not change in connection with the Name Change.

Item 7.01 Regulation FD Disclosure.

On July 28, 2025, the Company issued a press release announcing updates regarding the Company’s current Bitcoin holdings.

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference. The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Information.

As of July 28, 2025 at 8:00am ET, the Company holds 3,500.18 BTC acquired for an aggregate purchase price of approximately $412 million, reflecting an average effective purchase price of approximately $117,683 per BTC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Empery Digital Inc.
3.2	Third Amended and Restated Bylaws of Empery Digital Inc.
99.1	Press Release, dated July 28, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLCON, INC.

Date: July 28, 2025	/s/ Greg Endo
Greg Endo Chief Financial Officer

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